General Information - Additional Information (Detail)	12 Months Ended
Dec. 31, 2018
Disclosure Of General Information About Financial Statements [Abstract]
Name of reporting entity	ObsEva SA
Date of foundation of entity	Nov. 14, 2012
Country of incorporation	Geneva, Switzerland
Details about operations of the entity	The Group is focused on the development and commercialization of novel therapeutics for serious conditions that compromise women’s reproductive health and pregnancy. The Group has a portfolio of three mid- to late-stage development in-licensed compounds (linzagolix, nolasiban and OBE022) being developed in four indications. The Group has no currently marketed products.